UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2010

COHEN & COMPANY INC.

(Formerly Alesco Financial Inc.)

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Employment Agreements

Daniel G. Cohen

On February 18, 2010, Cohen & Company Inc. (the “Company”) entered into an Employment Agreement with Daniel G. Cohen (the “Cohen Agreement”). Pursuant to the Cohen Agreement, Mr. Cohen will serve as the Chairman, Chief Executive Officer and Chief Investment Officer for both the Company and its majority owned subsidiary, Cohen Brothers, LLC (“Cohen Brothers”). The initial term of the Cohen Agreement ends on December 31, 2012, however, the term will be renewed automatically for additional one year periods, unless terminated by either of the parties in accordance with the terms of the Cohen Agreement. The Cohen Agreement provides that Mr. Cohen’s minimum base salary will remain $1,000,000 per annum through December 31, 2010. Mr. Cohen’s base salary for fiscal years after 2010 will be determined by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”).

During the term of the Cohen Agreement, in addition to base salary, for each fiscal year of the Company ending during the term, Mr. Cohen shall have the opportunity to receive an annual cash bonus in an amount and on such terms to be determined by the Compensation Committee. Although the Cohen Agreement does not provide for any specific equity awards, it does provide that Mr. Cohen will be entitled to participate in any Company equity compensation plan in which he is eligible to participate, and may, without limitation, be granted, in accordance with any such plan, options to purchase shares of the Company’s common stock, shares of restricted stock, and other equity awards in the discretion of the Compensation Committee. The Cohen Agreement provides for a bonus in the amount of $2,000,000 to be awarded to Mr. Cohen under the 2010 Executive Officers’ Cash Bonus Plan (described below) for his performance in fiscal year 2009, which bonus was paid on February 12, 2010.

The Cohen Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs.

Pursuant to the Cohen Agreement, in the event Mr. Cohen is terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as the case may be) shall be entitled to (1) any base salary and other benefits earned and accrued prior to the date of termination; (2) a single-sum payment equal to the value of his base salary that would have been paid to him for the remainder of the year in which the termination occurs; (3) without duplication of amounts due under (1) and (2), a single-sum payment equal to the value of the highest bonus earned by Mr. Cohen in the one year period preceding the date of termination, multiplied by a fraction (x) the numerator of which is the number of days in the fiscal year preceding the termination and (y) the denominator of which is 365; and (4) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards.

If Mr. Cohen terminates his employment without “Good Reason” or the Company terminates his employment for “Cause”, Mr. Cohen will only be entitled to any base salary and other benefits earned and accrued prior to the date of termination. If Mr. Cohen terminates his employment with “Good Reason,” the Company terminates his employment without “Cause,” or the Company chooses not to renew the Cohen Agreement at its termination, Mr. Cohen will be entitled to receive (1) any base salary and other benefits earned and accrued prior to the date of termination; (2) a single-sum payment equal to three times (a) the average of the base salary amounts paid to Mr. Cohen over the three calendar years prior to the date of Termination, (b) if less than three years have elapsed between the date of the Cohen Agreement and the date of termination, the highest base salary paid to Mr. Cohen in any calendar year prior to the date of Termination, or (c) if less than 12 months have elapsed from the date of the Cohen Agreement to the date of termination, the highest base salary received in any month times 12, and (3) all of his outstanding unvested equity-based awards, fully vested and immediately exercisable, as applicable, subject to the terms of such awards.

In the event of a “Change of Control”, all of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Cohen remains with the Company through the first anniversary of a “Change of Control,” but leaves the Company within six months thereafter, such termination will be treated as a termination for “Good Reason,” and Mr. Cohen will be entitled to the compensation set forth in the preceding paragraph.

Pursuant to the Cohen Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”)), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is one dollar ($1.00) less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.

All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release.

The Cohen Agreement contains a non-competition provision restricting Mr. Cohen’s ability to engage in certain activities that are competitive with the Company for a period of six months after the end of the term of the Cohen Agreement. The Cohen Agreement also contains customary confidentiality provisions.

Christopher Ricciardi

On February 18, 2010, the Company entered into an Employment Agreement with Christopher Ricciardi (the “Ricciardi Agreement”). Pursuant to the Ricciardi Agreement, Mr. Ricciardi will serve as the Company’s President, President of Cohen Brothers, and Chief Executive Officer of Cohen & Company Securities, LLC, the Company’s broker-dealer business, reporting directly to the Chief Executive Officer of the Company. The initial term of the Ricciardi Agreement ends on December 31, 2012, however, the term will be renewed automatically for additional one year periods, unless terminated by either of the parties in accordance with the terms of the Ricciardi Agreement. The Ricciardi Agreement provides that Mr. Ricciardi’s minimum base salary will remain $1,000,000 per annum through December 31, 2010. Mr. Ricciardi’s base salary for fiscal years after 2010 will be determined by the Compensation Committee.

During the term of the Ricciardi Agreement, in addition to base salary, for each fiscal year of the Company ending during the term, Mr. Ricciardi shall have the opportunity to receive an annual cash bonus in an amount and on such terms to be determined by the Compensation Committee. Although the Ricciardi Agreement does not provide for any specific equity awards, it does provide that Mr. Ricciardi will be entitled to participate in any Company equity compensation plan in which he is eligible to participate, and may, without limitation, be granted, in accordance with any such plan, options to purchase shares of the Company’s common stock, shares of restricted stock, and other equity awards in the discretion of the Compensation Committee. The Ricciardi Agreement provides for a bonus in the amount of $2,000,000 to be awarded to Mr. Ricciardi under the 2010 Executive Officers’ Cash Bonus Plan (described below) for his service to the Company in fiscal year 2009, which bonus was paid on February 12, 2010.

The Ricciardi Agreement provides that Mr. Ricciardi may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Ricciardi is eligible under the terms of such plans or programs.

Pursuant to the Ricciardi Agreement, in the event Mr. Ricciardi is terminated by the Company due to his death or disability, Mr. Ricciardi (or his estate or beneficiaries, as the case may be) shall be entitled to (1) any base salary and other benefits earned and accrued prior to the date of termination; (2) a single-sum payment equal to the value of his base salary that would have been paid to him for the remainder of the year in which the termination occurs; (3) without duplication of amounts due under (1) and (2), a single-sum payment equal to the value of the highest bonus earned by Mr. Ricciardi in the one year period preceding the date of termination, multiplied by a fraction (x) the numerator of which is the number of days in the fiscal year preceding the termination and (y) the denominator of which is 365; and (4) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards.

If Mr. Ricciardi terminates his employment without “Good Reason” or the Company terminates his employment for “Cause”, Mr. Ricciardi will only be entitled to any base salary and other benefits earned and accrued prior to the date of termination. If Mr. Ricciardi terminates his employment with “Good Reason,” the Company terminates his employment without “Cause,” or the Company chooses not to renew the Ricciardi Agreement at its expiration, Mr. Ricciardi will be entitled to receive (1) any base salary and other benefits earned and accrued prior to the date of termination; (2) a single-sum payment equal to three times (a) the average of the base salary amounts paid to Mr. Ricciardi over the three calendar years prior to the date of Termination, (b)

if less than three years have elapsed between the date of the Ricciardi Agreement and the date of termination, the highest base salary paid to Mr. Ricciardi in any calendar year prior to the date of Termination, or (c) if less than 12 months have elapsed from the date of the Ricciardi Agreement to the date of termination, the highest base salary received in any month times 12, and (3) all of his outstanding unvested equity-based awards, fully vested and immediately exercisable, as applicable, subject to the terms of such awards.

In the event of a “Change of Control”, all of Mr. Ricciardi’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Ricciardi remains with the Company through the first anniversary of a “Change of Control,” but leaves the Company within six months thereafter, such termination will be treated as a termination for “Good Reason,” and Mr. Ricciardi will be entitled to the compensation set forth in the preceding paragraph.

Pursuant to the Ricciardi Agreement, if any amount payable to or other benefit to which Mr. Ricciardi is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Ricciardi, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is one dollar ($1.00) less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Ricciardi.

All termination payments, other than for death or disability, are subject to Mr. Ricciardi signing a general release.

The Ricciardi Agreement contains a non-competition provision restricting Mr. Ricciardi’s ability to engage in certain activities that are competitive with the Company for a period of six months after the end of the term of the Ricciardi Agreement. The Ricciardi Agreement also contains customary confidentiality provisions.

Joseph W. Pooler, Jr.

On February 18, 2010, Cohen Brothers entered into Amendment No. 2 to Employment Agreement with Joseph W. Pooler, Jr. (the “Amendment”), the Chief Financial Officer of both the Company and Cohen Brothers. The Amendment provides for an increase in base salary to a minimum of $400,000 per annum, effective as of December 17, 2009 and continuing through December 31, 2010. Mr. Pooler’s base salary for fiscal years after 2010 will be determined by the Compensation Committee. Pursuant to the Amendment, the term of Mr. Pooler’s employment agreement will end on December 31, 2012, however, the term will be renewed automatically for additional one year periods, unless terminated by either of the parties in accordance with Mr. Pooler’s employment agreement, as amended.

In addition to base salary, for each fiscal year ending during the term of Mr. Pooler’s employment agreement, Mr. Pooler shall have the opportunity to receive an annual cash bonus in an amount and on such terms to be determined by the Compensation Committee. Pursuant to the Amendment, Mr. Pooler will be entitled to receive a guaranteed minimum cash bonus of $300,000 with respect to his performance in fiscal year 2010. Mr. Pooler will be entitled to participate in any Company equity compensation plan of Cohen or Cohen Brothers in which he is eligible to participate, and may, without limitation, be granted, in accordance with any such plan, options to purchase shares of the Company’s common stock, shares of restricted stock, and other equity awards in the discretion of the Compensation Committee. The Amendment provides for a cash bonus in the amount of $700,000 for his performance in fiscal year 2009, which bonus was paid on February 12, 2010.

Pursuant to the Amendment, if Mr. Pooler terminates his employment with “Good Reason”, the Company terminates his employment without “Cause”, or the Company chooses not to renew the Amendment at its expiration, Mr. Pooler will be entitled to receive (1) any base salary and other benefits earned and accrued prior to the date of termination; (2) a single-sum payment equal to three times (a) the average of the base salary amounts paid to Mr. Pooler over the three calendar years prior to the date of Termination, (b) if less than three years have elapsed between the date of the Amendment and the date of termination, the highest base salary paid to Mr. Pooler in any calendar year prior to the date of Termination, or (c) if less than 12 months have elapsed from the date of the Amendment to the date of termination, the highest base salary received in any month times 12, (3) all of his outstanding unvested equity-based awards, fully vested and immediately exercisable, as applicable, subject to the terms of such awards, (4) payment for outplacement assistance appropriate for Mr. Pooler’s position for period of one year following termination, such services not to exceed $25,000; and (5) continued family coverage, without incremental cost, in Company sponsored health and dental plans at the then-current cost for a period of nine months.

In the event of a “Change of Control”, all of Mr. Pooler’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Pooler terminates his employment within the twelve-month period following a change of control, such termination will be treated as a termination for “Good Reason” so long as Mr. Pooler makes himself available to provide transition services to the Company, at the request of the Company, for up to twelve months following the Change of Control.

Pursuant to the Amendment, if any amount payable to or other benefit to which Mr. Pooler is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Pooler, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is one dollar ($1.00) less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Pooler.

The Amendment contains a waiver of any “good reason” termination that was available to Mr. Pooler pursuant to the terms of his original employment agreement as a result of the closing of the merger transaction completed by the Company on December 16, 2009, pursuant to which

Cohen Brothers became a majority owned subsidiary of the Company. The Amendment also acknowledges that Mr. Pooler’s equity-based awards in Cohen Brothers became fully vested and immediately exercisable as of December 16, 2009, the date of the closing of the transaction between Alesco Financial Inc. and Cohen Brothers.

Awards Under the 2010 Executive Officers’ Cash Bonus Plan

On February 11, 2010, Daniel G. Cohen and Christopher Ricciardi (each a “Participant”) were awarded bonuses in the amounts noted above under the Cohen Brothers 2010 Executive Officers’ Cash Bonus Plan (the “Plan”). The purpose of the Plan is to provide cash bonuses to eligible participants based on such participants’ performance in 2009 and to provide an incentive to such participants to continue in the employ of Cohen Brothers. The Compensation Committee has been designated by Cohen Brothers to administer the Plan.

Pursuant to the terms of the Plan, the payment of cash bonuses under the Plan were made in February 2010, contingent on (1) the Participant providing services to Cohen Brothers through December 31, 2010, and (2) the Participant agreeing, in the event that the Participant is not employed through December 31, 2010, to repay to Cohen Brothers the portion of the Participant’s cash bonus that has not vested. One-twelfth of each Participant’s cash bonus vests on the last day of each month, and the cash bonus will be 100% vested on December 31, 2010. Notwithstanding the foregoing, if a Participant ceases to be employed with Cohen Brothers due to the Participant’s voluntary resignation or if Cohen Brothers terminates Participant’s employment for “cause” (as defined in such Participant’s employment agreement), the Participant will not be entitled to have any further portion of such Participant’s cash bonus vest following such date and the Participant will be obligated to repay to Cohen Brothers the amount received by Participant related to the unvested portion.

A participant’s vesting will accelerate and be considered to be fully 100% vested on the first to occur of any of the following events that occur prior to December 31, 2010: (1) the occurrence of a change of control (as defined in the Plan); (2) the date the Participant’s employment with Cohen Brothers terminates by reason of the Participant’s death or disability (as defined in the Participant’s employment agreement); (3) the date the Participant’s employment with Cohen Brothers is involuntarily terminated by Cohen Brothers, other than a termination by Cohen Brothers for cause (as defined in the Participant’s employment agreement); or (4) the date the Participant’s relationship with Cohen Brothers is terminated by the Participant for “Good Reason” (as defined the Participant’s employment agreement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & COMPANY INC.

Date: February 18, 2010	By:	/s/ Joseph W. Pooler, Jr.
Joseph W. Pooler, Jr. Executive Vice President, Chief Financial Officer and Treasurer

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